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                                 Exhibit 24.1

                               POWER OF ATTORNEY

          WHEREAS, the undersigned officers and directors of Lakeland Bancorp, Inc. desire to authorize John W. Fredericks, Roger Bosma and Joseph Hurley to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's registration statement described below, including all amendments and supplements thereto,

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John W. Fredericks, Roger Bosma and Joseph Hurley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Registration Statement on Form S-8 registering 950,000 shares of the Common Stock of Lakeland Bancorp, Inc. (the "Company") issuable upon the exercise of stock options which may be granted under the Lakeland Bancorp, Inc. 2000 Equity Compensation Program, including any and all amendments and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 9th day of February, 2000.


     Signatures                         Title

     /s/ Robert B. Nicholson            Director
     ------------------------------
     Robert B. Nicholson

     /s/ John W. Fredericks             Director
     ------------------------------
     John W. Fredericks

     ______________________________     Director
     Bruce G. Bohuny

     /s/ Mary Ann Deacon                Director
     ------------------------------
     Mary Ann Deacon
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/s/ Mark J. Fredericks               Director
--------------------------------
Mark J. Fredericks

/s/ John Pier, Jr.                   Director
--------------------------------
John Pier, Jr.

/s/ Paul P. Lubertazzi               Director
--------------------------------
Paul P. Lubertazzi

/s/ Joseph P. O'Dowd                 Director
--------------------------------
Joseph P. O'Dowd

/s/ Arthur L. Zande                  Director
--------------------------------
Arthur L. Zande

/s/ Roger Bosma                      Director, Chief Executive Officer and
--------------------------------     President
Roger Bosma

/s/ Michael A. Dickerson             Director
--------------------------------
Michael A. Dickerson

/s/ Charles L. Tice                  Director
--------------------------------
Charles L. Tice

/s/ George H. Guptill, Jr.           Director
--------------------------------
George H. Guptill, Jr.

/s/ Joseph F. Hurley                 Executive Vice President and Chief
--------------------------------     Financial Officer
Joseph F. Hurley